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Exhibit 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 18, 2001, incorporated by reference into Boise Cascade Corporation's Form 10-K for the year ended December 31, 2000, and to all references to our firm included in this Registration Statement on Form S-3.

Boise, Idaho December 4, 2001
ARTHUR ANDERSEN LLP

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Exhibit 23.1
CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS